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                                                                    EXHIBIT 10.3

The following Amendment to Management Continuity Agreement was entered into by and between the registrant and each of the following executive officers in July, 2000 with respect to options granted on March 8, 2000 in the amounts set forth next to their names below:

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            Name                        Number of Shares Subject to Option
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Dan Vetras                                            300,000
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D. Robert Collition                                    50,000
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Bruce Volkens                                         100,000
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                                    FORM OF

                            CAPTURA SOFTWARE, INC.

                 AMENDMENT TO MANAGEMENT CONTINUITY AGREEMENT

     This Amendment to Management Continuity Agreement (the "Amendment") is entered into as of the date set forth below by and between Captura Software, Inc., a Delaware corporation (the "Company") and ________________ (the "Employee").

                                   RECITALS

     WHEREAS, the Employee and the Company entered into a Management Continuity Agreement dated as of April ____, 1999, which provides for, among other things, accelerated vesting of options under certain circumstances (the "Agreement"; the terms defined in the Agreement being used in this Amendment as so defined unless otherwise defined herein);

     WHEREAS, the parties desire to amend the Agreement to revise the circumstances upon which the vesting of certain options will accelerate;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. Section 4 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "4.  Option Acceleration Upon a Change of Control.  Upon a Change of
               --------------------------------------------
          Control, the vesting and exercisability of each option granted to the Employee by the Company (the "Options") shall be automatically accelerated as to 50% of the shares subject thereto that are unvested at the time of the Change of Control; provided, however, that no such acceleration of vesting shall occur with respect to the option to purchase __________ shares of Company common stock granted by the Company's Board of Directors on March 8, 2000, in the event of a Change of Control within twelve (12) months of such grant."

     2. Section 7 of the Agreement is hereby amended to add the following new subsections:

         "(d) Termination Date.  "Termination Date" shall mean the date of
          Employee's termination by the Company.
          (e) Base Compensation. "Base Compensation" shall mean the Employee's base salary.
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         (f) Disability.  "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended."
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the ____ day of ______________, 2000.

                                    CAPTURA SOFTWARE, INC.
                                    a Delaware corporation



                                    ________________________________________
                                    Signature of Authorized Signatory


                                    ________________________________________
                                    Print Name and Title




                                    EMPLOYEE


                                    ________________________________________
                                    Signature